UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2008
GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)
(775) 850-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.03(a) Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
Ex-99.1
Ex-99.2

Item 2.03(a)	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On June 5, 2008 the Company entered into Amendment Number Four to Financing Agreement.  The Amendment Number Four to Financing Agreement modifies the Financing Agreement the Company entered into on March 28, 2007 with Ableco Finance LLC. The Amendment Number Four to Financing Agreement:

Reduces the TTM EBITDA from $20 million to $19 million for the Quarters ending January 31, 2008, and April30, 2008.
Reduces the TTM EBITDA from $21 million to $19 million for the Quarter ended July 31, 2008.
Adds an additional 1% prepayment charge.
Reduces the capital expenditure limit from $12 million to $11 million for the fiscal year ending October 31, 2008.
Changes the Term Loan  interest rate from  the LIBOR Rate plus 4.75 percentage points to the LIBOR Rate plus 5.75 percentage points, and, if the Libor Rate option is not used,  the base rate changes from the Reference Rate plus 1.75 percentage points to the Reference Rate plus 4.25 percentage points

Changes the Revolving Loan interest rate from the LIBOR Rate plus 3.50 percentage points to the LIBOR Rate plus 4.50 percentage points, and, if the Libor Rate option is not used,  the base rate changes from the Reference Rate plus .50 percentage points to the Reference Rate plus 3.00 percentage points

The description of the Amendment Number Four to Financing Agreement set forth above is qualified in its entirety by reference to the full text of the Amendment Number Three to Financing Agreement, which is filed as Exhibit 99.1 to this report and incorporated by reference herein.

Item 8.01	Other Events
On June 3, 2003 the Company issued a press release entitled “GameTech and Rocky Mountain Industries Sign Agreement” announcing the signing of an agreement which allows for the Company to provide 500 initial gaming units, with an option for 500 additional units, along with custom developed games. There is an initial four year custom software commitment with two additional option years.

The description of the June 3, 2008 press release entitled “GameTech and Rocky Mountain Industries Sign Agreement” set forth above is qualified in its entirety by reference to the full text of the June 3, 2008 press release, which is filed as Exhibit 99.2 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
99.1	Amendment Number Four to Financing Agreement by and between GAMETECH INTERNATIONAL, INC. and ABLECO FINANCE LLC.
99.2	Press release issued by GameTech International, Inc., dated June 3, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAMETECH INTERNATIONAL, INC.
By:	/s/ Jay Meilstrup
Jay Meilstrup
CEO

Date: June 6, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amendment Number Four to Financing Agreement by and between GAMETECH INTERNATIONAL, INC. and ABLECO FINANCE LLC.
99.2	Press release issued by GameTech International, Inc., dated June 3, 2008.